UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

SMARTFINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37661	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600	37919
Knoxville, Tennessee	(Zip Code)
(Address of principal executive offices)

(865) 437-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	SMBK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, SmartBank, the wholly-owned subsidiary of SmartFinancial, Inc. (the “Company”) announced that Cynthia A. Cain was promoted to the position of Chief Operating Officer, effective immediately.

Cynthia A. Cain, age 53, has served as the Chief Accounting Officer of the Company since August of 2022. Ms. Cain has 30 years of experience in accounting and over 17 years of experience in the financial industry. Ms. Cain joined SmartBank in 2019 and previously served as the Director of Financial Planning & Analysis from May 2019 until August 2022.  Ms. Cain previously served as Senior Vice President in the Accounting Department at South State Bank in Columbia, South Carolina, for 12 years. While serving in various roles, Ms. Cain had extensive involvement with accounting operations, financial reporting, mergers and acquisitions, stress testing, and strategic planning.

There are no arrangements or understandings between Ms. Cain and any other persons pursuant to which she was appointed as Chief Operating Officer of SmartBank. There are no family relationships between Ms. Cain and any of the directors or other executive officers of either the Company or SmartBank, and Ms. Cain is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01  Regulation FD Disclosure.

The Company issued a press release on March 31, 2026, announcing Ms. Cain’s promotion to Chief Operating Officer. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8K, the information in Item 7.01 of this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(Exhibit No.Description

99.1Press Release, dated March 31, 2026

104Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.
Date: March 31, 2026
	By:	/s/ William Y. Carroll, Jr.
	Name:	William Y. Carroll, Jr.
	Title:	President & Chief Executive Officer